As filed with the Securities and Exchange Commission on

Registration No. 811-10325

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. 1	☒

Post Effective Amendment No.	☐

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

(Check appropriate box or boxes)

MARKET VECTORS TRUST
(previously named the Van Eck Alternatives Index Fund)
(Exact Name of Registrant as Specified in its Charter)

99 Park Avenue 8th Floor
New York, New York 10016
(Address of Principal Executive Offices)

(212) 687-5200
Registrant’s Telephone Number

Patricia A. Maxey
Vice President
Van Eck Associates Corporation
99 Park Avenue 8thFloor
New York, New York 10016
(Name and Address of Agent for Service)

Copy to:
David M. Mahle, Esq.,
Jones Day
222 East 41st Street
New York, New York 10017

Approximate date of proposed public offering: As soon as
practicable after the effective date of this registration statement.

          The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the SEC, acting pursuant to said section 8(a), may determine.

SUBJECT TO COMPLETION; DATED                 , 2005,

MARKET VECTORS TRUST

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RED HERRING

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER OF THE FUND’S SHARES, AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF SHARES SHALL UNDER ANY CIRCUMSTANCE IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE AFTER THE DATE OF THIS PROSPECTUS.

          DEALERS EFFECTING TRANSACTIONS IN THE FUND’S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

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TABLE OF CONTENTS

          THIS PROSPECTUS OFFERS SHARES OF THE MARKET VECTORS TRUST. THE TRUST CURRENTLY HAS ONE INVESTMENT PORTFOLIO, THE MARKET VECTORS GOLD MINERS INDEX FUND.

          THIS PROSPECTUS DATED (______________, 2005) EXPLAINS CONCISELY THE INFORMATION YOU OUGHT TO KNOW BEFORE INVESTING IN THE FUND. WE SUGGEST THAT YOU KEEP IT FOR FUTURE REFERENCE.

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INVESTMENT OBJECTIVE

          Market Vectors Trust is an open-end investment company registered under the Investment Company Act of 1940 consisting of one investment portfolio: the Market Vectors Gold Miners Index Fund. The Market Vectors Gold Miners Index Fund’s investment objective is to replicate as closely as possible before fees and expenses, the price and yield performance of the Amex Gold Miners Index, a specified market sector index published by the American Stock Exchange. There is no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

          This Prospectus offers shares of the Market Vectors Trust (the “Trust”), an “index fund” consisting of one investment portfolio: the Market Vectors Gold Miners Index Fund (the “Fund”). The investment objective of the Fund is to provide investment results that replicate as closely as possible before fees and expenses, the price and yield performance of publicly traded equity securities of gold and silver mining companies, as represented by the Amex Gold Miners Index (the “Index”), a specified market sector Index published by the American Stock Exchange (the “Amex”). Van Eck Associates Corporation (the “Adviser”) manages the Fund. The Fund’s investment objective is a fundamental policy and cannot be changed unless a majority of its shareholders approve the change. There can be no assurance that the Fund will achieve its investment objective. In this regard, please refer to the “Investment Policies and Strategies” and “Investment Considerations and Risks” sections in this Prospectus and the STATEMENT OF ADDITIONAL INFORMATION.

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          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of its benchmark Index by investing in a portfolio of stocks that replicate the Index.

          The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise its benchmark Index. There may, however, be instances where a stock in the Index is not held or is not held in the same weightings as in the Index. The Adviser expects that, over time, the “expected tracking error” of the Fund relative to the performance of its benchmark Index adjusted for the effect of Fund expenses will be less than 1%. Over time, the securities holdings of the Fund may be rebalanced to reflect changes in the composition of the Index. The Fund would incur transaction costs and other expenses as a result of such a rebalancing. Factors such as timing differences on rebalancing, Fund expenses, taxes, the need to comply with the diversification and other requirements of the Internal Revenue Code of 1986 (the “Internal Revenue Code”), and the existence of uninvested assets in the Fund may also impact the Fund’s performance in tracking the Index.

          The Fund’s policy is to remain as fully invested as practicable in a chosen pool of equity securities. The Fund will normally invest at least 95% of its total assets in stocks that comprise the benchmark Index or stock equivalent positions which the Adviser deems appropriate as an alternative to such stocks. Stock equivalent positions may include convertible securities and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular stock or stock index). A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

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          Although the Index underlying the Fund will generally not be subject to frequent or large changes, giving the underlying portfolio many of the characteristics of a long-term investment, periodic changes in the Index may occur as a result of capital changes, e.g., mergers, spin-offs, or a change in the business or character of a component company within the Index. Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 50%, generally a lower turnover rate than for many other investment companies. Sales as a result of Index changes could result in the realization of short, medium, or long-term capital gains in the Fund resulting in tax liability for shareholders subject to capital gains taxes. (See “Tax Matters”).

          Market Capitalization. The Fund's investment objective is to replicate as closely as possible before fees and expenses, the price and yield performance of its Index, and the Index only invests in companies with market capitalization greater than $100 million that have traded on an average daily volume of at least 50,000 shares over the past six months. The total market capitalization of the Index as of the end of the trading day on April 25, 2005 was $86.4 billion.

          Lending of Securities. The Fund may lend securities from its holdings to brokers, dealers and other financial institutions that desire to borrow securities to complete transactions or for other purposes. Since the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset its expenses. This may reduce the effect that its expenses have on the Fund’s ability to provide investment results that replicate as closely as possible before fees and expenses the performance of its benchmark Index. The Fund will receive collateral equal to at least 100% of the current market value of the loaned securities. The Fund may invest cash collateral in high quality short-term debt securities or in funds which invest exclusively in such securities.

          Borrowing Money. The Fund may borrow money from a bank up to a limit of 33% of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark Index.

          Investment Concentration. The Fund will concentrate its investments in the gold and silver mining industry.

          Fundamental Policies. The concentration policy of the Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other investment policies is a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. However, shareholders would be notified prior to any material change in these policies.

Principal Risks of Investing in the Fund

          The prices of the securities in the Trust are subject to the risk associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Trust may lose money.

          The Fund is designed for investors who seek a relatively low-cost “passive” approach for investing in a portfolio of equity securities of companies in the gold and silver mining industry as represented by the Index. Unlike actively managed equity mutual funds that attempt to “beat” a market benchmark index and which may experience results very different from the benchmark, the Fund seeks to provide investment results that replicate as closely as possible before fees and expenses, the price and yield performance of its benchmark Index.

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          The Fund may be suitable for long term investment in the market or market segment represented in the benchmark Index. Shares of the Fund may also be used as an asset allocation or speculative trading vehicle. Unlike many conventional mutual funds which are only bought and sold at closing net asset values, the Fund’s Shares have been designed to be tradable in a secondary market on an intraday basis and to be created and redeemed in kind in Creation Units at each day’s market close. These arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of that could arise from frequent cash purchase and redemption transactions that affect the net asset value of the Fund. Moreover, in contrast to conventional mutual funds where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund generally will not lead to a tax event for ongoing shareholders.

          Because the Fund primarily invests in stocks of companies that are involved in the gold and silver mining industries, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion which must exceed the cost of production for the companies to be viable.

          A principal risk of investing in stocks is that they may never reach the what the Trust believes to be their full value or they may go down in value. Furthermore, Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific stock is removed from the Index, the Fund would not sell a stock because the stock’s issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Fund’s Shares will decline, more or less, in correspondence with any decline in value of the Index.

          Non-Diversified. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than diversified funds. Because the Fund’s investments are concentrated in the gold and silver mining industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.

          Investing in Small or Mid-Cap Companies. The Fund may invest in small or mid-cap companies to the extent its benchmark Index does. If it does so, it may be subject to certain risks associated with mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

          Absence of Prior Active Market. The Fund is a newly organized series of an investment company with no operating history. While the Shares have been listed for trading on the Amex, there can be no assurance that active trading markets for the Shares will develop or be maintained. The Distributor does not maintain a secondary market in the Shares.

          Trading in Shares on the Amex may be halted due to market conditions or for reasons that, in the view of the Amex, make trading in Shares inadvisable. In addition, trading in Shares on the Amex is subject to trading halts caused by extraordinary market volatility pursuant to Amex “circuit breaker” rules. There can be no assurance that

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the requirements of the Amex necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

          The net asset value of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in net asset value and supply and demand on the Amex. The Adviser cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of the Shares should not be sustained.

          Foreign Investments. The Fund will invest in foreign securities or ADRs to the extent that each is included in its benchmark Index. Foreign investments may involve additional risks and considerations. These risks include, for example, fluctuations in foreign currency, as well as the political and economic risks of an issuer’s country. A the end of the trading day on April 25, 2005 six of the 39 Index securities were foreign securities which had a combined market capitalization at $20.1 billion, representing 23.32% of the entire Index.

          Lending of Securities. Although the Fund receives collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund bears the risk of loss of any cash collateral that it invests.

          Trading. The Fund’s shares of beneficial interest (the “Shares”) are listed on the Amex. The Shares will trade on the Amex at market prices. These prices may differ to some degree from the Shares’ net asset value. The Fund issues and redeems Shares on a continuous basis -- at net asset value -- only in a large specified number of Shares called a “Creation Unit.” See “Creation and Redemption of Creation Units” and THE STATEMENT OF ADDITIONAL INFORMATION — Creation and Redemption of Creation Units. Except when aggregated in creation units, the shares are not redeemable securities of the Fund.

Performance

          The Fund has not yet commenced operations and therefore does not have a performance history.

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FEES AND EXPENSES OF THE FUND

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. (a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see “Creation and Redemption of Creation Units” for a discussion of Creation and Redemption Transaction Fees)	[0.00	]%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	[0.50	%]
Other Operating Expenses (c)(d)	[0.24	%]
Total Gross Annual Fund Operating Expenses (e)	[0.75	%]
Fee Waivers and Expenses Assumption (f)	[0.19	%]
Total Net Annual Fund Operating Expenses (f)	[0.55	%]

(a)	When buying or selling shares through a broker, you will incur customary brokerage commissions and charges.

(b)

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on an estimated amounts for the current fiscal year and calculated as a percentage of Fund assets.

(d)	This fee covers fees for custody and transfer agency services.

(e)

Pursuant to the Investment Management Agreement and the Contractual Fee Waiver Agreement with the Trust, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average net assets per year at least until ________, 2006. A form of the waiver agreement has been included as Exhibit (h)(5) to this Registration Statement.

(f)

[The offering costs excluded from the 0.55% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an excess expense agreement (the “Expense Agreement”) effective ________, 2005 applicable to the Fund, in which the Adviser has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.55% (excluding the expenses set for the above) (the “Expense Cap”). Expenses borne by the Adviser are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.]

Expense Example

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the relevant Index. SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the relevant Index), assuming a 5% annual return and that the Fund’s operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IN A CREATION UNIT IS FOR ILLUSTRATION PURPOSES

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ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATIONS OR EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESSER THAN THE ESTIMATES.

YEAR	EXPENSES

1	$	[56	]
3	$	[217	]
5		[393	]
10		[901	]

THE MARKET VECTORS GOLD MINERS INDEX
FUND AND ITS INVESTMENT OBJECTIVE

          The investment objective of the Fund is to provide equity results that replicate as closely as possible before fees and expenses the price and yield performance of publicly traded equity securities of gold and silver mining companies, as represented by the Amex Gold Miners Index or the Index, a specified market sector Index published by the Amex. The Gold Miners Index (the “Index”) is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index includes common stocks or ADRs of selected companies that involved in mining for gold and silver and that are listed for trading on the New York Stock Exchange, Amex, or quoted on the NASDAQ National Market. Only companies with market capitalization greater than $100 million that have traded on average daily volume of at least 50,000 shares over the past six months are eligible for inclusion in the Index.

          The Index is calculated using a modified market capitalization weighting methodology. The Index is weighted based on the market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Index:

(1)	the weight of any single component stock may not account for more than 20% of the total value of the Index;

(2)

the component stocks are split into two subgroups - large and small, which are ranked by market capitalization weight in index. Large stocks are defined as having an index weight greater than or equal to 5%. Small stocks are defined as having an index weight below 5%;

(3)	the aggregate weight of those component stocks which individually represent more than 4.5% of the total value of the Index may not account for more than 50% of the total Index value.

The Index is reviewed quarterly so that the Index components continue to represent the universe of companies involved in the gold and silver mining industry. The Amex may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in the Amex’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Index. Changes to the Index compositions and/or the component share weights in the Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

Past ten-year performance of the Index:

Amex Gold Miners Index

40.00%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
May-95
May-96
May-97
May-98
May-99
May-00
May-01
May-02
May-03
May-04

Source: AMEX

The Index’s beta against gold bullion is 1.9954 during the past ten-years. The beta describes the sensitivity of the investment to gold bullion movement. The data suggests that for a one-percentage point movement in gold bullion the index would move close to two-percentage point.

          A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available (i) in the Fund’s Statement of Additional Information and (ii) on the Fund’s website, at www.vaneck.com.

          There can be no assurance that the Fund will achieve its investment objective. In this regard, please refer to the “Investment Policies and Strategies” and “Investment Considerations and Risks” sections in this Prospectus and the STATEMENT OF ADDITIONAL INFORMATION.

MANAGEMENT

          Board of Trustees. The Board of Trustees of the Trust has responsibility for the overall management of the Fund, including general supervision of the Adviser and other service providers. A list of the Trustees and the Trust officers, and their present positions and principal occupations are provided in the STATEMENT OF ADDITIONAL INFORMATION.

          Investment Manager. Under the terms of an Investment Management Agreement, Van Eck Associates Corporation (“Van Eck Global”) serves as the Adviser to the Fund and, subject to the supervision of the Board of Trustees, will be responsible for the investment management of the Fund. As of December 31, 2004, the Adviser managed approximately $1.8 billion in assets including $0 in index funds. The Adviser’s principal business address is 99 Park Avenue, 8th Floor, New York, New York 10016.

          For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of .50%. From time to time, the Adviser may waive all or a portion of its fee. For the period until           , 2006 the Adviser has agreed to limit the fees and expenses of the Fund to 0.55%.

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          Administrator, Custodian, and Transfer Agent. Van Eck Global is the administrator for the Fund, and The Bank of New York as the custodian of Fund assets, and provides transfer agency services to the Fund. As the administrator, Van Eck Global is responsible for certain clerical, fund accounting, recordkeeping and bookkeeping services and are provided pursuant to the Investment Management Agreement.

          Lending Agent. The Bank of New York, the Lending Agent, will cause the delivery of loaned securities from the Fund to borrowers, arrange for the return of loaned securities to the Fund at the termination of the loans, request deposit of collateral, monitor daily the value of the loaned securities and collateral, request that borrowers add to the collateral when required by the loan agreements, and provide recordkeeping and accounting services necessary for the operation of the program. For its services, the Lending Agent will receive a portion of the net investment income earned on the collateral for the securities loaned.

          Distributor. Van Eck Securities Corporation is the Distributor of the Fund’s Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. As noted below, the Shares are traded on the American Stock Exchange, or Amex.

PORTFOLIO MANAGERS

          The Fund is managed by two analysts, Edward M. Kuczma Jr. and Hao-Hung (Peter) Liao. Mr. Kuczma has been employed by Van Eck Associates Corp. since January of 2004. Prior to Mr. Kuczma’s current role of Investment Analyst, he worked in Portfolio Administration for Van Eck Associates Corp. Mr. Kuczma graduated from Georgetown University in May 2003, and has not had any other full-time permanent business experience. Mr. Liao has been employed by Van Eck Associates Corporation since the summer of 2004. Mr. Liao graduated from New York University with a Bachelor of Arts majoring in mathematics and economics in May 2004, and has not had any other full-time permanent business experience. Neither Mr. Kuczma nor Mr. Liao manage any other accounts of any type for the Adviser and neither owns any securities in the Fund. See the STATEMENT OF ADDITIONAL INFORMATION for additional information about the Portfolio Managers’ compensation, other accounts manager by the Portfolio Managers and their respective ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Determination of Net Asset Value

          Net asset value [and pricing] per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined each business day after the close of trading (ordinarily 4:00 p.m., Eastern time) of the New York Stock Exchange.

Buying and Selling Exchange-Traded Shares

          The Shares have been approved for listing and trading on the Amex. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Amex at prices that may differ to varying degrees from the closing net asset values of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for very long.

          There can be no assurance that the requirements of the Amex necessary to maintain the listings of Shares will continue to be met or will remain unchanged. There can also be no assurance that an active trading market will develop or can be maintained for the Shares. The fact that a number of similar products, such as SPDRs, MidCap SPDRs and DIAMONDS have traded on the Amex for varying periods of time (up to eleven years) may or may not be indicative of the chances for active trading and liquidity in the Shares of the Fund described herein.

          The Depository Trust Corporation (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Fund Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of (i) DTC; (ii) “DTC Participants”, i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants”, i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the STATEMENT OF ADDITIONAL INFORMATION.

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          Market Timing and Related Matters.

          The Fund generally requires that Shares that are redeemed are done so “in kind” by making payment in securities instead of dollars. For further details see Shareholder Information - Creation and Redemption of Creation Units.

Creation and Redemption of Creation Units

          The Trust issues and redeems Shares at its net asset value only in a large specified number of Shares called a “Creation Unit.” A Creation Unit consists of 50,000 Shares. The Trust generally issues and redeems Creation Units only in kind in exchange for a designated portfolio of equity securities included in the Index and a relatively small cash payment. Except when aggregated in creation units, the shares are not redeemable securities of the fund. See “Buying and Selling Exchange-Traded Shares,” “Creation of Creation Units,” and “Redemptions of Creation Units.” The Fund issues and redeems Shares only in Creation Units at their net asset value.

          Procedures for Creation of Creations Units. The consideration for creation of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity services (the “Deposit Securities”) constituting a replication of the Trust’s benchmark Index and an amount of cash computed as described below (the “Cash Component”).

          To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party”, i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

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          All orders to create Creation Units of the Fund must be placed in multiples of 50,000 Shares (Creation Unit size). The Trust does not currently permit cash creations of Creation Unit. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of the Fund as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date”. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Investors should refer to “Creation of Creation Units” in the STATEMENT OF ADDITIONAL INFORMATION for details regarding the logistics of placement of orders using and outside the clearing process.

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

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          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

          Procedures for Redemption of Creation Units. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “Investment Considerations and Risks” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 am, Eastern time) on each day that the AMEX is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee of $[500] is deducted from such redemption proceeds.

          A redemption transaction fee [, currently $500] is paid to the Trust to offset transfer and other transaction costs that may be incurred in connection with the redemption of a Creation Unit. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust these fees from time to time based upon actual experience. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for the Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors should refer to “Redemption of Creation Units” in the STATEMENT OF ADDITIONAL INFORMATION for details regarding the logistics of redemption orders using and outside the clearing process.

          Redemptions of Shares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

          Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information “Creation of Creation Units” and “Redemption of Creation Units” in the STATEMENT OF ADDITIONAL INFORMATION.

Distributions

          Dividends and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings along to its shareholders as “distributions.”

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          The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

          Income dividends are typically distributed to shareholders quarterly and at least annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Fund intends to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

          Distributions in cash may be reinvested automatically in additional Shares only if the broker through which you purchased Shares makes such option available.

Tax Matters

          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

          Unless your investment in the Fund is through a tax-exempt entity or taxed-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares listed on the Amex, or (iii) you create or redeem Creation Units.

          Taxes on Distributions. Your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

          Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, it may constitute a return of capital.

          Taxes on the Sale of Amex-Listed Share. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less.

          Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange, and the exchanger’s aggregate basis in the securities surrendered, taking into consideration the cash component paid. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

          Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than eighteen months, a mid-term capital gain or loss if held for twelve months to eighteen months, and otherwise as a short-term capital gain or loss.

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          If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

LICENSE AGREEMENT

          The Shares of the Fund are not sponsored, endorsed, sold or promoted by the Amex. The Amex as index compilation agent makes no representation or warranty, express or implied, to the owners of the Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the shares of the Funds particularly or the ability of the indices identified herein to track stock market performance. The Amex is the licensor of certain trademarks, service marks and trade names, including the Amex Gold Miners Index. The Index is determined, composed and calculated without regard to the Shares of the Fund or the issuer thereof. The Index Compilation Agent is not responsible for, nor has it participated in, the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares are redeemable. The Index Compilation Agent has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing or trading of the Shares of the Fund.

          Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of the Indices from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of the index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the trust as licensee, licensee’s customers and counterparties, owners of the Shares, or any other person or entity from the US of the Indices or any data included therein in connection with the rights licensed as described herein or for any other use. the Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the Index’s possibility of such damages.

FINANCIAL HIGHLIGHTS

          The Fund has not yet commenced operations and therefore does not have a financial history.

General Information

          The Trust was organized as a Delaware statutory trust on March 15, 2001 (with its name change from Van Eck Economex Industries Index Fund filed on February 25, 2003 and from the Van Eck Alternatives Index Fund on May 3, 2005). Its Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the STATEMENT OF ADDITIONAL INFORMATION for more information concerning the Trust’s form of organization.

          The Fund expects that, immediately prior to the commencement of trading in the Fund’s Shares, it will have two shareholder(s) holding more than 5% of its outstanding Shares. The Fund cannot predict the length of time that these person(s) will remain control persons of the Fund. As of the date of this Prospectus, the sole shareholder of the Fund is Van Eck Associates Corporation, a “control” person of the Fund.

          From time to time, the Fund advertises yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the Fund. For a more detailed description of how the Fund computes its performance figures and how these numbers may be used in advertisements, please consult the STATEMENT OF ADDITIONAL INFORMATION.

          Jones Day serves as counsel to the Trust, including the Fund. Ernst and Young serves as independent accountants and will audit the Fund’s financial statement annually.

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Additional Information

          This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The Registration Statement, including this Prospectus, the STATEMENT OF ADDITIONAL INFORMATION, and the exhibits may be examined at the offices of the SEC (450 Fifth Street, NW, Washington DC 20549) or on the Edgar database at the SEC’s Web site (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. These documents and other information concerning the Trust also may be inspected at the offices of the Amex (86 Trinity Place, New York, New York 10006).

          A STATEMENT OF ADDITIONAL INFORMATION (dated _____________, 2005), which has been filed with the SEC, provides more information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund’s distributor, at 90 Park Avenue, New York, NY 10016 or by calling the distributor at the following number:

          Investor Information: (800) ____________.

          Shareholder inquiries may be directed to the Fund in writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

          The Fund intends to make its SAI available through its website at www.vaneck.com.

811-10325

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MARKET VECTORS TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated June     , 2005

          This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated ___________, 2005 (the “Prospectus”) for the Market Vectors Trust (the “Trust”), as it may be revised from time to time. A copy of the Prospectus for the Trust may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is ______________. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

          The information contained herein regarding the Index, securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          THE INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE AMERICAN STOCK EXCHANGE (“AMEX”).

          THE SHARES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY AMEX. THE INDEX COMPILATION AGENT MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE AMEX IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE AMEX GOLD MINERS INDEX. THE INDEX IDENTIFIED HEREIN IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF THE FUND OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

          ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE INDEX’S POSSIBILITY OF SUCH DAMAGES.

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end investment company. The Trust currently consists of a single investment series, the Market Vectors Gold Miners Index Fund (the “Fund”). The Fund invests in common stocks (the “Fund Securities”) consisting of some or all of the component securities of the Amex Gold Miners’ Index (the “Index”), compiled by the American Stock Exchange (the “Index Compilation Agent”), selected to reflect the performance thereof. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”

          The Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Fund Securities (together with the deposit of a specified cash payment). The Shares have been listed for secondary trading on the American Stock Exchange (the “Amex”). The Shares will trade on the Amex at market prices. Those prices may differ from the Shares’ net asset value. Similarly, Shares are also redeemable by the Fund only in Creation Units, and generally in exchange for Fund Securities and a specified cash payment. A Creation Unit consists of 50,000 Shares of the Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no intention of doing so. In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

THE AMEX GOLD INDEX AND ITS EQUITY MARKETS

          The Amex Gold Miners Index (the “Index”) is intended to give investors an efficient, equal dollar weight investment designed to track the movements of certain gold and silver mining stocks and American Depository Receipts (“ADRs”) traded within the United States.

Index Description

          The Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index divisor was initially determined to yield a benchmark value of 500.00 at the close of trading on December 20, 2002. The Index is calculated and maintained by the Amex. Similar to other stock indices calculated by the Amex, the value of the Index is disseminated every 15 seconds over the Consolidated Tape Association’s Network B between the hours of approximately 9:30 a.m. and 4:15 p.m.

Eligibility Criteria for Index Components

          The Index includes common stocks or ADRs of selected companies that involved in mining for gold and silver and that are listed for trading on the New York Stock Exchange, Amex, or quoted on the NASDAQ National Market. Only companies with market capitalization greater than $100 million that have traded on average daily volume of at least 50,000 shares over the past six months are eligible for inclusion in the Index.

Index Calculation

          The Index is calculated using a modified market capitalization weighting methodology. The Index is weighted based on the market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Index:

(1)	the weight of any single component stock may not account for more than 20% of the total value of the Index;

(2)

the component stocks are split into two subgroups - large and small, which are ranked by market capitalization weight in index. Large stocks are defined as having an index weight greater than or equal to 5%. Small stocks are defined as having an index weight below 5%;

(3)	the aggregate weight of those component stocks which individually represent more than 4.5% of the total value of the Index may not account for more than 50% of the total Index value.

The Index is reviewed quarterly so that the Index components continue to represent the universe of companies involved in the gold and silver mining industry. The Amex may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in the Amex’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Index. Changes to the Index compositions and/or the component share weights in the Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance. At the time of the Index quarterly rebalance, the weights for the components stocks (taking into account expected component changes and share adjustments), are modified in accordance with the following procedures.

Diversification Rule 1: If any component stock exceeds 20% of the total value of the Index, then all stocks greater than 20% of the Index are reduced to represent 20% of the value of the Index. The aggregate amount by which all component stocks are reduced is redistributed proportionately across the remaining stocks that represent less than 20% of the Index Value. After this redistribution, if any other stock then exceeds 20%, the stock is set to 20% of the Index value and the redistribution is repeated.

Diversification Rule 2: The component stocks are sorted into two groups, the large group are component stocks with a starting index weight of 5% or greater and the small group are those component stocks that are under 5% (after any adjustments for Diversification Rule 1). Each group in aggregate will represent 50% of the index weight. The weight of each of the large component stocks will be scaled down proportionately with a floor of 5% so that the aggregate weight of the large component stocks will be reduced to represent 50% of the Index. If any component stock falls below a weight equal to the product of 5% and the proportion by which the stocks were scaled down following this distribution, then the weight of the component stock is set equal to the product of 5% and the proportion by which the component stocks were scaled down, the components with weights greater than 5% will be reduced proportionately. The weight of each of the small component stocks will be scaled up proportionately from the redistribution of the large component stocks. If any component stock exceeds a weight equal to the product of 4.5% and the proportion by which the stocks were scaled down following this distribution, then the weight of the stock is set equal to the product of 4.5% and the proportion by which the stocks were scaled down. The redistribution of weight to the remaining component stocks is repeated until the entire amount has been redistributed.

Maintenance of the Index

          The Index is reviewed quarterly to ensure that at least 90% of the Index weight is accounted for by Index component stocks that continue to meet the initial eligibility requirements. Component stocks will be removed from the Index during the quarterly review, if the market capitalization falls below $50 million or the traded average daily shares for the previous six months is lower than 25,000 shares. In conjunction with the quarterly review, the share weights used in the calculation of the Index are determined based upon current shares outstanding modified, if necessary, to provide greater Index diversification, as described in the Index Calculation section above. The Index component stocks and their share weights are determined and announced prior to taking effect. The share weight of each component stock in the Index portfolio remains fixed between quarterly reviews except in the event of certain types of corporate actions such as stock splits, reverse stock splits, stock dividends, or similar events. The share weights used in the Index calculation are not typically adjusted for shares issued or repurchased between quarterly reviews. However, in the event of a merger between two components, the share weight of the surviving entity may be adjusted to account for any stock issued in the acquisition. The Amex may substitute stocks or change the number of stocks included in the index, based on changing conditions in the industry or in the event of certain types of corporate actions, including mergers, acquisitions, spin-offs, and reorganizations. In the event of component or share weight changes to the Index portfolio, the payment of dividends other than ordinary cash dividends, spin-offs, rights offerings, re-capitalization, or other corporate actions affecting a component stock of the Index; the Index divisor may be adjusted to ensure that there are no changes to the Index level as a result of non-market forces.

INVESTMENT POLICIES AND RESTRICTIONS

Lending Portfolio Securities

          The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn additional income that may partially offset the expenses of the Fund, and thereby reduce the effect that expenses have on the Fund’s ability to provide investment results that substantially correspond to the price and yield performance of its benchmark Index.

          Loans of portfolio securities may not exceed 33% of the Fund’s total assets. The documentation for these loans provide that the Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund pays reasonable administrative and custodial fees in connection with the loan of securities and invests collateral in money market instruments or funds which invest exclusively in money market instruments.

          The Fund will comply with the conditions for lending established by the SEC. Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

Repurchase Agreements

          The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors the Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options and Swap Agreements

          The Fund may utilize futures contracts, options and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined below) believes to be representative of the benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Liquid futures contracts are not currently available for the benchmark Index of the Fund. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components.

Restrictions on the Use of Futures and Options

          The Fund will not enter into futures contract transactions for purposes other than hedging (stock replication transactions are considered hedging transactions) to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Future Developments

          The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Fund, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. The Fund may not:

1.	Change its investment objective;

2.

Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

3.

Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction short-term credits necessary for the clearance of transactions are not considered borrowings and the limitation on purchases does not apply to acceptance of Creation Units by the Fund;

4.

Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund’s assets);

5.	Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

7.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

8.

Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

9.	Sell securities short; or

10.

Invest in commodities or commodity contracts, other than futures and options, except that the Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indexes and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1.	Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or

2.

Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

          As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the stocks in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the heading “Investment Considerations and Risks.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

General

          Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

          An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          Although most of the securities in the Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the Securities held by the Fund unless the Securities of such issuer are removed from the Index.

          An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of the Index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of the Index due to the temporary unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the Securities. It is also possible that the composition of the Fund may not exactly replicate the composition of the Index if the Fund has to adjust is portfolio holdings in order to continue to qualify as a “regulated investment company” under the Code.

          Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated (i.e., the gold and silver mining industry). In addition, because it is the policy of the Fund to invest in the securities that comprise the Index, because the Index is concentrated in the gold and silver mining industry, the portfolio of Securities also will be concentrated in that industry.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

          The Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts

          The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

          In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Fund is contained under the headings “Investment Considerations and Risks”, “Determination of Net Asset Value,” and “Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

          The Shares of the Fund have been listed for trading on the Amex. The Shares will trade on the Amex at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Amex necessary to maintain the listing of Shares of the Fund will continue to be met.

          The Amex may but is not required to remove the Shares of the Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Amex, makes further dealings on the Amex inadvisable. In addition, the Amex will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other stocks traded on the Amex, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the shares on the Amex are approximately consistent with the current value of the assets of the Fund on a per share basis, the Amex disseminates through the facilities of the Consolidated Tape Association’s Network B an updated Indicative Per Share Portfolio Value, an underlying trading reference value for the Index published by the Amex to be used in conjunction with other exchange traded fund information, which is designed to give investors a sense of the relationship between the Index and the Fund on an intraday basis. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Amex trading hours based on most recently reported prices of the securities held by the Fund. The Fund is not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and makes no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund shares outstanding, including shares expected to be issued by the Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by the Fund on a given day. While the equity securities value component estimates the current market value of the Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Amex trading hours should be viewed only as an estimate of the Fund’s net asset value per share, which is calculated at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for the Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of one Trustee.

Name/Address/Age	Position with the Trust	Principal Occupations During the Past Five Years

Jan van Eck	President	Executive Vice-President of Van Eck Associates Corporation

Remuneration of Trustees and Officers

[Compensation Table to be supplied]

Approval of Management Agreement

     The Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), have approved the investment management agreement between the Trust and the Adviser (the “Fund Management Agreement”) with respect to the Fund through May _____, 2007. In connection with their deliberations with regard to the Fund Management Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund, which factors may vary from year to year. During the past year, such factors included the following:

     Nature and Quality and Extent Of Services. The Trustees considered the nature, quality and extent of the various investment, administrative and shareholder services expected to be performed by the Adviser and its affiliates under the Fund Management Agreement and under their separate agreements covering the other administrative functions. The Trustees also considered the nature, quality and extent of the services to be performed by the Adviser in interfacing and monitoring the services to be performed by third-parties, such as the Fund’s custodian, transfer agent and sub-accounting agent, and the Adviser’s undertaking to perform a comprehensive review of the quality and pricing of all third party service providers to the Fund.

     Ability to Replicate the Index. The Trustees reviewed the ability of the personnel of the Adviser to mange the portfolio of the Fund in a manner that would cause the Fund to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index.

     Expenses. The Trustees considered the Fund’s management fee and expense ratios and the management fee and expense ratios of a peer group of comparable index funds. The Trustees also considered the steps the Adviser had taken and proposed to take to reduce the Fund’s expenses. Consistent with this policy, the Trustees considered any fee waivers and expense reimbursement commitment of the Adviser in the current year.

     Profitability. The Trustees considered the level of the Adviser’s profits with respect to the management of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

     Financial Resources. The Trustees reviewed the Adviser’s financial statements for recent years and the Adviser’s business plan expense and income projections for the coming year and related cash flow analyses in an effort to determine the adequacy of the financial resources of the Adviser to support the operations of the Fund for the foreseeable future.

     Professional Personnel and Industry Conditions. The Trustees considered the ability of the Adviser to retain, attract and motivate capable personnel to serve the Fund. The Trustees considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies that are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. The Trustees reviewed information relating to the compensation structure of the investment professionals of the Adviser, the history of the organization in retaining qualified investment professionals and related information. With respect to individuals that perform investment related services for both hedge funds and mutual funds, the Trustees reviewed the Adviser’s procedures designed to ensure that investment opportunities are fairly allocated between such hedge funds and the Fund. The Trustees also met separately with several of the key investment professionals in an effort to determine the adequacy of the resources available to such individuals in managing the Fund’s assets.

     Brokerage. The Trustees considered the process used by the Adviser to select brokers to execute trades on behalf of the Fund and the Adviser’s policies and procedures for monitoring the quality of the execution services provided by brokers and assuring that it is achieving best price and execution. The Trustees also reviewed the Adviser’s policies regarding the acquisition of research services through “soft dollar” arrangements.

     Other Benefits. Taking into account the risks assumed by the Adviser, the Trustees considered the character and amount of any other benefits received by the Adviser from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of the Adviser serving as principal underwriter for the Fund. The Trustees also considered benefits to the Adviser from the use of the Fund’s portfolio brokerage commissions to pay for research services and the use from time to time of an affiliate of the Adviser to execute portfolio transactions for the Fund.

     Responses to Regulatory Developments. The Trustees considered the actions taken by the adviser in response to regulatory developments affecting the entire mutual fund industry. The Trustees noted that the Adviser had retained an independent consultant to provide recommendations on improvements to the Fund’s and the adviser’s compliance programs. The Trustees further noted that the Adviser had retained an individual to serve as the chief compliance officer of the Adviser to implement these enhancements. The Trustees recognized that the Adviser had implemented formal proxy voting policies and procedures for the Fund, as required by recent regulatory changes, and had continued to refine the procedures used for making fair value adjustments to foreign securities.

     In voting to approve the Fund Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Fund Management Agreement are reasonable and fair and that the Fund Management Agreement is in the interest of the Fund and its shareholders. The Trustees did not consider any single factor as controlling in determining whether or not to enter into the Fund Management Agreement. Nor are the items described herein all of the matters considered by the Trustees. Based on their consideration of the foregoing factors and conclusions, and such other factors and conclusions as they deemed relevant, the Trustees concluded that the Fund Management Agreement, including fee structures (described therein) is in the interest of the shareholders, and accordingly the Trustees including all of the Independent Trustees, approved the Fund Management Agreement for an initial two year term.

PORTFOLIO HOLDINGS DISCLOSURE

      The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

     These policies and procedures apply to employees of the Fund’s investment manager, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

     The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio-related information:

     Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

     Best Interest of the Funds. Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Fund’s officers to be in the best interest of the Fund’s shareholders.

     Conflicts of Interest. Should a conflict of interest arise between the Fund and any of its service providers regarding the possible disclosure of Portfolio-Related Information, the Fund’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that Fund officers are unable to resolve such a conflict of interest, the matter shall be referred to the Fund’s Audit Committee for resolution.

     Equality of Dissemination. Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

     Selective Disclosure of Portfolio-Related Information in Certain Circumstances. In some instances, it may be appropriate for the Fund to selectively disclose its Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

     Conditional Use of Selectively–Disclosed Portfolio-Related Information. To the extent practicable, each of the officers of the Fund shall condition the receipt of Portfolio-Related Information upon the receiving party’s agreement to both keep such information confidential and not to trade Fund shares based on this information.

     Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

     Source of Portfolio-Related Information All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

     The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed.

     There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of its portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

     The Fund’s Trustees shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Trustees on an annual basis for their continuing appropriateness.

     Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

     Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (“Van Eck Global” or the “Adviser”), acts as investment manager to the Trust and, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Fund. Van Eck Global is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Fund pursuant to an Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Legal Investigations and Proceedings

          In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

          In July 2004, the Adviser has received a so-called “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

The Administrator

          In addition to serving as Adviser to the Fund, Van Eck Global (through its Mutual Fund Services division) serves as Administrator for the Trust pursuant to the Investment Management Agreement. Under the Agreement, Van Eck Global is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. Van Eck Global will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York serves as Custodian for the Fund pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Fund’s assets. [DST] serves as Fund’s Transfer Agent pursuant to a Transfer Agency Agreement. [DST] may be reimbursed by the Fund for its out-of-pocket expenses.

          Compensation. As compensation for its services under the Investment Management Agreement, Van Eck Global is paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%. As compensation for its services under the Investment Management Agreement Van Eck Global will receive a monthly fee at an annual rate of 0.25% and will pay the fees of the Custodian under the Custodian Agreement and the Transfer Agent under the Transfer Agency Agreement. From time to time, the Adviser may waive all or a portion of its fees. For the period ending _________, 2006 the Adviser has agreed to cap the fees and expenses of the Fund at 0.55%.

          Term. The Investment Management Agreement continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 99 Park Avenue, New York, NY 10016 and investor information can be obtained by calling 1-800-_________. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the fund offering the shares, and which is renewable annually thereafter. (the “Distribution Agreement”), pursuant to which it distributes Trust Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the National Association of Securities Dealers, Inc. (the “NASD”). The Distributor, has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services, but must pay such broker-dealers or other persons, out of the Trust or out of its own earnings.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

      The Fund is managed by two analysts, Edward M. Kuczma Jr. and Hao-Hung (Peter) Liao. Mr. Kuczma has been employed by Van Eck Associates Corp. since January of 2004. Prior to Mr. Kuczma’s current role of Investment Analyst, he worked in Portfolio Administration for Van Eck Associates Corp. Mr. Kuczma graduated from Georgetown University in May 2003, and has not had any other full-time permanent business experience. Mr. Liao has been employed by Van Eck Associates Corporation since the summer of 2004. Mr. Liao graduated from New York University with a Bachelor of Arts majoring in mathematics and economics in May 2004, and has not had any other full-time permanent business experience. Neither Mr. Kuczma nor Mr. Liao manage any other accounts of any type for the Adviser and neither owns any securities in the Fund.

Portfolio Managers Compensation

     The portfolio managers are paid a base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Fund. The quality of management of the Fund includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

     Neither Mr. Kuczma nor Mr. Liao own any securities in any of the Van Eck complex of funds, including the Fund.

Additional Expenses

          The Adviser pays out of its management fee an Index license fee equal to .04% of the aggregate net assets of the Fund to the Amex.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of the Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 50%. See “Investment Policies and Strategies” in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the Amex and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Amex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          The fund has not yet commenced operations and therefore does have principal security holders at this time.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Fund is any day on which the NYSE and the Amex are open for business. As of the date of the Prospectus, the NYSE and the Amex observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for creation of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting a replication of the Trust’s benchmark Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares of the Fund. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Fund Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date. The “Balancing Amount” is an amount equal to the difference between (x) the net asset value of the Shares (per Creation Unit) of the Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation Unit) of the securities deposited with the Trust (the sum of (i) and (ii) is referred to as the “Deposit Amount”). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

          The Administrator, through the National Securities Clearing Corporation (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Amex (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Balancing Amount for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of the Depository and hence not eligible for transfer through the Clearing Process will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the cash component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the National Securities Clearing Corporation (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party”, i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units of the Fund must be placed in multiples of 50,000 Shares (Creation Unit size). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the net asset value of the Fund as determined on such date. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date”. Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms). The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) NSCC Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

          Creation Units of the Fund may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to 115% of the marked-to-market value of such missing portion(s). Information concerning the procedures for such cash collateralization as applicable will be available from the Distributor prior to the effective date of these provisions and the Distribution will communicate the effective date of the provisions and procedure for cash collateralization by posting such information on its website www.vaneck.com. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Placement of Creation Orders Outside Clearing Process

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current net asset value of the Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor. Under the current schedule, the total fee charged in connection with the creation of one Creation Unit outside the Clearing Process would not exceed [$4,000.]

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A creation transaction fee of $1,000 payable to the Trust is imposed to compensate the Trust for transfer and other transaction costs. In addition, a variable charge for cash creations currently of up to three times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed the additional variable charge for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the Amex is open for trading. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “Investment Considerations and Risks” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Amex (currently 9:30 a.m., Eastern time) on each day that the Amex is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Distributor on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds.

          A redemption transaction fee [, currently $500] is paid to the Custodian to offset transfer and other transaction costs that may be incurred in connection with the redemption of a Creation Unit. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust these fees from time to time based upon actual experience, but will amend its prospectus and the Form N-1A prior to making any adjustments. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

Placement of Redemption Orders Outside Clearing Process

          Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

          If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Deposit but does not differ in net asset value.

          Redemptions of Shares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Guide -Determination of Net Asset Value.”

          Net asset value per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

          In computing the Fund’s net asset value, the Fund’s securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted bid price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least annually (and generally quarterly) by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust intends to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund.

FINANCIALS

          The fund has not yet commenced operations and therefore does not have financial results.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Matters.”

          The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements.

          The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation of Creation Units.”

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of one investment Fund. The Fund issues shares of beneficial interest, par value $.001 per share. The Board may designate additional Funds.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust expects that, immediately prior to the commencement of trading of Shares, the Fund will have shareholders, each of whom will hold more than 5% of the outstanding Shares of the Fund in Creation Units. The Trust cannot predict the length of time such persons will remain control persons of the Fund.

          The Trust does not have information concerning the beneficial ownership of the Shares held in the names of such DTC Participants.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o________.

          Absent an applicable exemption or other relief from the SEC or its staff, officers and directors of the Trust and beneficial owners of 10% of the Shares of the Fund (“Insiders”) would be subject to the insider reporting, short-swing profit and short sale provisions in Section 16 of the Exchange Act and the SEC’s rules thereunder. In a “no action letter”, the SEC staff advised that the staff will not recommend SEC enforcement action if Insiders do not file reports required by Section 16(a) of the Exchange Act and the rules thereunder with respect to transactions in a substantially similar investment product. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act, and should note that the no action letter does not address other requirements under the Exchange Act, including those imposed by Section 13(d) thereof and the rules thereunder.

Purchases of Shares by Registered Investment Companies

          [Purchases of Shares by registered investment companies are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act. On                  , 2005 the SEC issued an order that would permit registered investment companies to invest in Shares beyond these limits, subject to certain conditions and terms stated in the application. One such condition stated in the application is that registered investment companies relying on the order must enter into a written agreement with the Trust.]

COUNSEL AND INDEPENDENT AUDITORS

          Jones Day is counsel to the Trust and have passed upon the validity of the Fund’s shares.

          Ernst & Young LLP serve as the independent auditors of the Trust.

APPENDIX A: PROXY VOTING POLICIES ADOPTED JULY 30, 2003, AMENDED APRIL 20, 2004, AMENDED FEBRUARY 5, 2005

          Effective March 10, 2003, the SEC adopted Rule 206(4)-6 under the Investment Managers Act of 1940 (“Advisers Act”), requiring each investment manager registered with the SEC to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The SEC also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment managers registered with the SEC that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

          When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Resolving Material Conflicts of Interest

          A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment management, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an Investment Manager to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

          Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

•

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

•

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

•

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

          When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

          The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

          The portfolio managers or analyst covering the security is responsible for making voting decisions.

          Portfolio Administration, in conjunction with the portfolio managers and the custodian, is responsible for monitoring corporate actions and ensuring that proxies are timely voted.

Disclosure to Clients

          Notification of Availability of Information

          Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted.

          The Client Brochure or Part II of Form ADV will be mailed to each client annually in June of each year.

          The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

          Availability of Proxy Voting Information

          Hard Copy. At the client’s request or if the information is not available on VEAC’s website, a hard copy will be mailed to a client upon request.

          Mutual Fund Shareholders. Upon request, a mutual fund shareholder will be given access to his or her fund’s voting record.

          Availability of Proxy Voting Policies and Procedures. These policies and procedures will be included in the Client Brochure or Part II of Form ADV. These policies and procedures will be provided to clients upon request.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	-	proxy statements received;

	-	identifying number for the portfolio security;

	-	shareholder meeting date;

	-	brief identification of the matter voted on;

	-	the vote was cast on the matter, or a notation that no vote was cast (abstention);

	-	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	-	records of written client requests for information on how VEAC voted proxies on behalf of the client;

	-	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

	-	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

PROXY VOTING GUIDELINES

I.	General Information

          Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

          If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

	A.	The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

• long-term corporate performance record relative to a market index;

• composition of board and key board committees;

• nominee’s investment in the company;

• whether a retired CEO sits on the board; and

• whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

• corporate governance provisions and takeover activity;

• board decisions regarding executive pay;

• director compensation;

• number of other board seats held by nominee; and

• interlocking directorships.

B.	Chairman and CEO are the Same Person

          Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.	Majority of Independent Directors

          Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

          Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

          Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

          Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.	Director and Officer Indemnification and Liability Protection

          Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

          Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

          Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

G.	Director Nominees in Contested Elections

          Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

• long-term financial performance of the target company relative to its industry;

• management’s track record;

	•	background to the proxy contest;

	•	qualifications of director nominees (both slates);

	•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

	•	stock ownership positions.

H.	Board Structure: Staggered vs. Annual Elections

          Generally, vote against proposals to stagger board elections.

          Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I.	Shareholder Ability to Remove Directors

          Vote against proposals that provide that directors may be removed only for cause.

          Vote for proposals to restore shareholder ability to remove directors with or without cause.

          Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.	Shareholder Ability to Alter the Size of the Board

          Vote for proposals that seek to fix the size of the board.

          Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

	A.	Reimburse Proxy Solicitation Expenses

          Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

	A.	Ratifying Auditors

          Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

          Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

	A.	Cumulative Voting

          Generally, vote against proposals to eliminate cumulative voting.

          Generally, vote for proposals to permit cumulative voting.

B.	Shareholder Ability to Call Special Meetings

          Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.	Shareholder Ability to Act by Written Consent

          Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

          Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.	Poison Pills

          Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

          Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

          Vote on a case-by-case basis management proposals to ratify a poison pill.

E.	Fair Price Provision

          Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available and the Board must establish a process to otherwise arrive at the “fair value” of the securities), taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

          Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F.	Greenmail

          Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

          Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.	Unequal Voting Rights

          Vote against dual class exchange offers.

          Vote against dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

          Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

          Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J.	White Knight Placements

          Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K.	Confidential Voting

          Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L.	Equal Access

          Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M.	Bundled Proposals

         Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N.	Shareholder advisery Committees

          Vote on a case-by-case basis proposals to establish a shareholder advisery committee.

VI.	Capital Structure

	A.	Common Stock Authorization

          Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

          Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.	Stock Distributions: Splits and Dividends

          Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

          Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Authorization

          Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

          Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

          Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock

          Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjust Par Value of Common Stock

          Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G.	Preemptive Rights

          Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.	Debt Restructurings

          Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control – Will the transaction result in a change in control of the company?

•	Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

          Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

          Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

          In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals
	A.	Amendments that Place a Cap on Annual Grants

          Vote for plans that place a cap on the annual grants any one participant may receive.

B.	Amend Administrative Features

          Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.	Amendments to Added Performance-Based Goals

          Generally, vote for amendments to add performance goals to existing compensation plans.

D.	Amendments to Increase Shares and Retain Tax Deductions

          Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.	Approval of Cash or Cash-and-Stock Bonus Plans

          Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F.	Shareholder Proposals to Limit Executive Pay

          Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

          Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

          Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.	Golden and Tin Parachutes

          Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

          Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.	Employee Stock Ownership Plans (ESOPs)

          Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5 % of outstanding shares).

I.	401(k) Employee Benefit Plans

          Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State of Incorporation

	A.	Voting on State Takeover Statutes

          Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

          Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

	A.	Mergers and Acquisitions

          Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

B.	Corporate Restructuring

          Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.	Spin-offs

          Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

          Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

          Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

          Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

          Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

	A.	Election of Trustees

          Vote on trustee nominees on a case-by-case basis.

B.	Investment Management Agreement

          Vote on Investment Management agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

          Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

          Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

          In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

          In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

          In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company – specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

OTHER INFORMATION

ITEM 23. Exhibits:
(a)	Declaration of Trust.*
(b)	Bylaws of the Trust.*
(c)	Share certificate*
(d)	Investment Management Agreement between the Trust and Van Eck Associates Corporation.*

(e)(1)	Distribution Agreement between the Trust and Van Eck Securities Corporation.*

(e)(2)	Form of Participant Agreement*
(f)	Not applicable.
(g)	Custodian Agreement between the Trust and The Bank of New York.*
(h)(1)	Lending Agreement between the Trust and [The Bank of New York].*
(h)(2)	Administration and Accounting Services Agreement between the Trust and [Van Eck Associates Corporation].*
(h)(3)	Transfer Agency Services Agreement between the Trust [DST].*
(h)(4)	License Agreement between the Trust and the American Stock Exchange, LLC.*
(h)(5)	Contractual Fee Waiver Agreement
(i)	Opinion and consent of Jones Day.*
(j)	Not applicable.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)	Code of Ethics*
* To be filed by Amendment.

ITEM 24. Persons Controlled By or Under Common Control with Registrant

          Immediately prior to the contemplated public offering of the Trust Shares, the following persons may be deemed individually to control the Fund of the Trust:

          [To be completed by amendment.]

ITEM 25. Indemnification

          [To be completed by amendment.]

ITEM 26. Business and Other Connections of Investment Manager

          See “Management” in the STATEMENT OF ADDITIONAL INFORMATION. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. Principal Underwriters

(a)

Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or Investment Manager for the following other investment companies: [               ]

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

TO BE FILED BY AMENDMENT

Name Positions and Offices and Principal Business Address with Registrant	Positions and Offices with Underwriter
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

(c) Not applicable.

ITEM 28. Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of [               ].

ITEM 29. Management Services

          Not applicable.

ITEM 30. Undertakings

          The Trust hereby undertakes that it will file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if the Trust proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act (15 U.S.C. 80a-14(a)(3).

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of June 2005.

MARKET VECTORS TRUST

By	/s/ Jan van Eck

Jan van Eck

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jan van Eck

Jan van Eck	Sole Trustee	June 3, 2005

/s/ Jan van Eck

Jan van Eck	President	June 3, 2005